AMERICAN FUNDS GLOBAL HIGH-INCOME OPPORTUNITIES FUND

PRINCIPAL UNDERWRITING AGREEMENT

THIS PRINCIPAL UNDERWRITING AGREEMENT, is between AMERICAN FUNDS GLOBAL HIGH-INCOME OPPORTUNITIES FUND, a Delaware statutory trust (the “Fund”), and AMERICAN FUNDS DISTRIBUTORS, INC., a California corporation (the “Distributor”).

W I T N E S S E T H:

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company which offers sixteen classes of shares of beneficial interest, designated as Class A shares, Class B shares, Class C shares, Class F-1 shares, Class F-2 shares, Class 529-A shares, Class 529-B shares, Class 529-C shares, Class 529-E shares, Class 529-F-1 shares, Class R-1 shares, Class R-2 shares, Class R-3 shares, Class R-4 shares, Class R-5 shares, and Class R-6 shares, and it is a part of the business of the Fund, and affirmatively in the interest of the Fund, to offer shares of the Fund either from time to time or continuously as determined by the Fund’s officers subject to authorization by its Board of Trustees;

WHEREAS, the Distributor is engaged in the business of promoting the distribution of shares of investment companies through securities broker-dealers; and

WHEREAS, the Fund and the Distributor wish to enter into an agreement with each other to promote the distribution and servicing of the shares of the Fund and of all series or classes of the Fund which may be established in the future;

NOW, THEREFORE, the parties agree as follows:

1. (a) The Distributor shall be the exclusive principal underwriter for the sale of the shares of the Fund and of each series or class of the Fund which may be established in the future, except as otherwise provided pursuant to the following subsection (b). The terms “shares of the Fund” or “shares” as used herein shall mean shares of beneficial interest of the Fund and each series or class which may be established in the future and become covered by this Agreement in accordance with Section 31 of this Agreement.

(b) The Fund may, upon 60 days written notice to the Distributor, from time to time designate other principal underwriters of its shares with respect to areas other than the North American continent, Hawaii, Puerto Rico, and such countries or other jurisdictions as to which the Fund may have expressly waived in writing its right to make such designation. In the event of such designation, the right of the Distributor under this Agreement to sell shares in the areas so designated shall terminate, but this Agreement shall remain otherwise in full force and effect until terminated in accordance with the other provisions hereof.

2. In the sale of shares of the Fund, the Distributor shall act as agent of the Fund except in any transaction in which the Distributor sells such shares as a dealer to the public, in which event the Distributor shall act as principal for its own account.

3. The Fund shall sell shares only through the Distributor, except that the Fund may, to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder or pursuant thereto, at any time:

(a) issue shares to any corporation, association, trust, partnership or other organization, or its, or their, security holders, beneficiaries or members, in connection with a merger, consolidation or reorganization to which the Fund is a party, or in connection with the acquisition of all or substantially all the property and assets of such corporation, association, trust, partnership or other organization;

(b) issue shares at net asset value to the holders of shares of capital stock or beneficial interest of other investment companies served as investment adviser by any affiliated company or companies of The Capital Group Companies, Inc., to the extent of all or any portion of amounts received by such shareholders upon redemption or repurchase of their shares by the other investment companies;

(c) issue shares at net asset value to its shareholders in connection with the reinvestment of dividends paid and other distributions made by the Fund;

(d) issue shares at net asset value to persons entitled to purchase shares at net asset value without sales charge or contingent deferred sales charge as described in the Fund’s current Registration Statement in effect under the Securities Act of 1933, as amended, for each series issued by the Fund at the time of such offer or sale.

4. The Distributor shall devote its best efforts to the sale of shares of the Fund and shares of any other mutual funds served as investment adviser by affiliated companies of The Capital Group Companies, Inc., and insurance contracts funded by shares of such mutual funds, for which the Distributor has been authorized to act as principal underwriter for the sale of shares. The Distributor shall maintain a sales organization suited to the sale of shares of the Fund and shall use its best efforts to effect such sales in jurisdictions as to which the Fund shall have expressly waived in writing its right to designate another principal underwriter pursuant to subsection 1(b) hereof, and shall effect and maintain appropriate qualification to do so in all those jurisdictions in which it sells or offers shares for sale and in which qualification is required.

5. Within the United States of America, all dealers to whom the Distributor shall offer and sell shares must be duly licensed and qualified to sell shares of the Fund. Shares sold to dealers shall be for resale by such dealers only at the public offering price set forth in the current summary prospectus and/or prospectus of the Fund’s Registration Statement in effect under the Securities Act of 1933, as amended (“Prospectus”). The Distributor shall not, without the consent of the Fund, sell or offer for sale any shares of a series or class issued by the Fund other than as principal underwriter pursuant to this Agreement.

6. In its sales to dealers, it shall be the responsibility of the Distributor to ensure that such dealers are appropriately qualified to transact business in the shares under applicable laws, rules and regulations promulgated by such national, state, local or other governmental or quasi-governmental authorities as may in a particular instance have jurisdiction.

7. The applicable public offering price of shares shall be the price which is equal to the net asset value per share, as shall be determined by the Fund in the manner and at the time or times set forth in and subject to the provisions of the Prospectus of the Fund.

8. All orders for shares received by the Distributor shall, unless rejected by the Distributor or the Fund, be accepted by the Distributor immediately upon receipt and confirmed at an offering price determined in accordance with the provisions of the Prospectus and the 1940 Act, and applicable rules in effect thereunder. The Distributor shall not hold orders subject to acceptance nor otherwise delay their execution. The provisions of this Section shall not be construed to restrict the right of the Fund to withhold shares from sale under Section 26 hereof.

9. The Fund or its transfer agent shall be promptly advised of all orders received, and shall cause shares to be issued upon payment therefor in New York or Los Angeles Clearing House Funds.

10. The Distributor shall adopt and follow procedures as approved by the officers of the Fund for the confirmation of sales to dealers, the collection of amounts payable by dealers on such sales, and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of the Securities and Exchange Commission or the Financial Industry Regulatory Authority (“FINRA”), as such requirements may from time to time exist.

11. The Distributor, as principal underwriter under this Agreement for Class A shares, shall receive (i) that part of the sales charge which is retained by the Distributor after allowance of discounts to dealers, unless waived by the Distributor for certain qualified fee-based programs, as set forth in the Prospectus of the Fund, and (ii) amounts payable to the Distributor pursuant to the Fund’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class A shares.

12. The Distributor, as principal underwriter under this agreement for Class B shares shall receive (i) distribution fees as commissions for the sale of Class B shares and contingent deferred sales charges (“CDSC”) (as defined below), as set forth in the Fund’s Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class B shares pursuant to the Fund’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class B shares (the “Class B Plan”).

(a) In accordance with the Class B Plan, and subject to the limit on asset-based sales charges set forth in NASD Conduct Rule 2830 (and any successor provision thereto), the Fund shall pay to the Distributor or, at the Distributor’s direction, to a third-party, monthly in arrears on or prior to the 10th business day of the following calendar month, the Distributor’s Allocable Portion (as defined below) of a fee (the “Distribution Fee”) which shall accrue daily in an amount equal to the product of (A) the daily equivalent of 0.75% per annum multiplied by (B) the net asset value of the Class B shares of the Fund outstanding on such day. The Fund agrees to withhold from redemption proceeds of the Class B shares, the Distributor’s Allocable Portion of any CDSCs payable with respect to the Class B shares, as provided in the Fund’s Prospectus, and to pay the same over to the Distributor or, at the Distributor’s direction to a third-party, at the time the redemption proceeds are payable to the holder of such shares redeemed. Payment of these CDSC amounts to the Distributor is not contingent upon the adoption or continuation of any Class B Plan.

(b) For purposes of this Agreement, the term “Allocable Portion” of Distribution Fees and CDSCs payable with respect to Class B shares shall mean the portion of such Distribution Fees and CDSC allocated to the Distributor in accordance with the Allocation Schedule attached hereto as Schedule A.

(c) The Distributor shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fees and the right to payment of its Allocable Portion of the CDSCs with respect to each “Commission Share” (as defined in the Allocation Schedule attached hereto as Schedule A) upon the settlement date of such Commission Share taken into account in determining the Distributor’s Allocable Portion of Distribution Fees.

(d) The provisions set forth in Section 1 of the Class B Plan (in effect on the date hereof) relating to Class B shares, together with the related definitions are hereby incorporated into this Section 12 by reference with the same force and effect as if set forth herein in their entirety.

13. The Distributor, as principal underwriter under this agreement for Class C shares shall receive (i) distribution fees as commissions for the sale of Class C shares and CDSCs, as set forth in the Fund’s Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class C shares pursuant to the Fund’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class C shares (the “Class C Plan”).

(a) In accordance with the Class C Plan, and subject to the limit on asset-based sales charges set forth in NASD Conduct Rule 2830 (and any successor provision thereto), the Fund shall pay to the Distributor, no more frequently than monthly in arrears within 30 days of receipt of an invoice for payment, the Distributor’s Allocable Portion (as defined below) of a fee (the “Distribution Fee”) which shall accrue daily in an amount equal to the daily equivalent of 0.75% per annum of the net asset value of the Class C shares outstanding on such day. The Fund agrees to withhold from redemption proceeds of the Class C shares, the Distributor’s Allocable Portion of any CDSCs payable with respect to the Class C shares, as provided in the Fund’s Prospectus and to pay the same over to the Distributor, or, at the Distributor’s direction to a third party, at the time the redemption proceeds are payable to the holder of such shares redeemed. Payment of these CDSC amounts to the Distributor is not contingent upon the adoption or continuation of any Class C Plan.

(b) For purposes of this Agreement, the term “Allocable Portion” of Distribution Fees and CDSCs payable with respect to Class C shares shall mean the portion of such Distribution Fees and CDSC allocated to the Distributor in accordance with the Allocation Schedule attached hereto as Schedule B.

(c) The Distributor shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fees and the right to payment of its Allocable Portion of the CDSCs with respect to each “Commission Share” (as defined in the Allocation Schedule attached hereto as Schedule B) upon the settlement date of such Commission Share taken into account in determining the Distributor’s Allocable Portion of Distribution Fees.

(d) The provisions set forth in Section 1 of the Class C Plan (in effect on the date hereof) relating to Class C shares, together with the related definitions are hereby incorporated into this Section 13 by reference with the same force and effect as if set forth herein in their entirety.

14. The Distributor, as principal underwriter under this agreement for Class F-1 shares shall receive (i) distribution fees at the rate of 0.25% per annum of the average daily net asset value of Class F-1 shares as compensation for the sale of Class F-1 shares as set forth in the Fund’s Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class F-1 shares. The payment of distribution and service fees is pursuant to the Fund’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class F-1 shares (the “Class F-1 Plan”). The actual amounts paid shall be determined by the Board of Trustees of the Fund.

15. The Distributor, as principal underwriter under this Agreement for Class F-2 shares, shall receive no compensation.

16. The Distributor, as principal underwriter under this Agreement for Class 529-A shares, shall receive (i) that part of the sales charge which is retained by the Distributor after allowance of discounts to dealers, unless waived by the Distributor for certain qualified fee-based programs, as set forth in the Prospectus of the Fund, and (ii) amounts payable to the Distributor pursuant to the Fund’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-A shares. The actual amounts paid shall be determined by the Board of Trustees of the Fund.

17. The Distributor, as principal underwriter under this agreement for Class 529-B shares shall receive (i) distribution fees as compensation for the sale of Class 529-B shares and CDSCs, as set forth in the Fund’s Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-B shares pursuant to the Fund’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-B shares (the “Class 529-B Plan”).

(a) In accordance with the Class 529-B Plan, and subject to the limit on asset-based sales charges set forth in NASD Conduct Rule 2830 (and any successor provision thereto), the Fund shall pay to the Distributor or, at the Distributor’s direction, to a third-party, monthly in arrears on or prior to the 10th business day of the following calendar month, the Distributor’s Allocable Portion (as defined below) of a fee (the “Distribution Fee”) which shall accrue daily in an amount equal to the product of (A) the daily equivalent of 0.75% per annum multiplied by (B) the net asset value of the Class 529-B shares of the Fund outstanding on such day. The Fund agrees to withhold from redemption proceeds of the Class 529-B shares, the Distributor’s Allocable Portion of any CDSCs payable with respect to the Class 529-B shares, as provided in the Fund’s Prospectus, and to pay the same over to the Distributor or, at the Distributor’s direction to a third party, at the time the redemption proceeds are payable to the holder of such shares redeemed. Payment of these CDSC amounts to the Distributor is not contingent upon the adoption or continuation of any Class 529-B Plan.

(b) For purposes of this Agreement, the term “Allocable Portion” of Distribution Fees and CDSCs payable with respect to Class 529-B shares shall mean the portion of such Distribution Fees and CDSC allocated to the Distributor in accordance with the Allocation Schedule attached hereto as Schedule C.

(c) The Distributor shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fees and the right to payment of its Allocable Portion of the CDSCs with respect to each “Commission Share” (as defined in the Allocation Schedule attached hereto as Schedule C) upon the settlement date of such Commission Share taken into account in determining the Distributor’s Allocable Portion of Distribution Fees.

(d) The provisions set forth in Section 1 of the Class 529-B Plan (in effect on the date hereof) relating to Class 529-B shares, together with the related definitions are hereby incorporated into this Section 17 by reference with the same force and effect as if set forth herein in their entirety.

18. The Distributor, as principal underwriter under this agreement for Class 529-C shares shall receive (i) distribution fees as compensation for the sale of Class 529-C shares and CDSCs, as set forth in the Fund’s Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-C shares pursuant to the Fund’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-C shares (the “Class 529-C Plan”).

(a) In accordance with the Class 529-C Plan, and subject to the limit on asset-based sales charges set forth in NASD Conduct Rule 2830 (and any successor provision thereto), the Fund shall pay to the Distributor, no more frequently than monthly in arrears within 30 days of receipt of an invoice for payment, the Distributor’s Allocable Portion (as defined below) of a fee (the “Distribution Fee”) which shall accrue daily in an amount equal to the product of (A) the daily equivalent of 0.75% per annum multiplied by (B) the net asset value of the Class 529-C shares of the Fund outstanding on such day. The Fund agrees to withhold from redemption proceeds of the Class 529-C shares, the Distributor’s Allocable Portion of any CDSCs payable with respect to the Class 529-C shares, as provided in the Fund’s Prospectus, and to pay the same over to the Distributor or, at the Distributor’s direction to a third party, at the time the redemption proceeds are payable to the holder of such shares redeemed. Payment of these CDSC amounts to the Distributor is not contingent upon the adoption or continuation of any Class 529-C Plan.

(b) For purposes of this Agreement, the term “Allocable Portion” of Distribution Fees and CDSCs payable with respect to Class 529-C shares shall mean the portion of such Distribution Fees and CDSC allocated to the Distributor in accordance with the Allocation Schedule attached hereto as Schedule D.

(c) The Distributor shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fees and the right to payment of its Allocable Portion of the CDSCs with respect to each “Commission Share” (as defined in the Allocation Schedule attached hereto as Schedule D) upon the settlement date of such Commission Share taken into account in determining the Distributor’s Allocable Portion of Distribution Fees.

(d) The provisions set forth in Section 1 of the Class 529-C Plan (in effect on the date hereof) relating to Class 529-C shares, together with the related definitions are hereby incorporated into this Section 18 by reference with the same force and effect as if set forth herein in their entirety.

19. The Distributor, as principal underwriter under this agreement for Class 529-E shares shall receive (i) distribution fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-E shares as compensation for the sale of Class 529-E shares as set forth in the Fund’s Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-E shares. The payment of distribution and service fees is pursuant to the Fund’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-E shares (the “Class 529-E Plan”). The actual amounts paid shall be determined by the Board of Trustees of the Fund.

20. The Distributor, as principal underwriter under this agreement for Class 529-F-1 shares, shall receive (i) distribution fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-F-1 shares as compensation for the sale of Class 529-F-1 shares as set forth in the Fund’s Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class 529-F-1 shares. The payment of distribution and service fees is pursuant to the Fund’s Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class 529-F-1 shares (the “Class 529-F-1 Plan”). The actual amounts paid shall be determined by the Board of Trustees of the Fund.

21. The Distributor, as principal underwriter under this agreement for each of the Class R shares shall receive (i) distribution fees as compensation for the sale of Class R-1, R-2, R-3, R-4, R-5 and R-6 shares (collectively, “Class R shares”), and (ii) shareholder service fees as set forth below. The payment of distribution and service fees is pursuant to the Fund’s various Plans of Distribution under Rule 12b-1 under the 1940 Act relating to each of the Class R shares (the “Class R Plans”). For purposes of the following chart the fee rates represent annual fees as a percentage of average daily net assets of the respective share class. Fees shall accrue daily and be paid monthly. The actual amounts paid shall be determined by the Board of Trustees of the Fund and are currently as follows:

Share Class Distribution Fee Service Fee

Class R-1 0.75% 0.25%

Class R-2 0.50% 0.25%

Class R-3 0.25% 0.25%

Class R-4 0.00% 0.25%

Class R-5 0.00% 0.00%

Class R-6 0.00% 0.00%

22. The Fund agrees to use its best efforts to maintain its registration as a diversified open-end management investment company under the 1940 Act.

23. The Fund agrees to use its best efforts to maintain an effective Prospectus under the Securities Act of 1933, as amended, and warrants that such Prospectus will contain all statements required by and will conform with the requirements of such Securities Act of 1933 and the rules and regulations thereunder, and that no part of any such Prospectus, at the time the Registration Statement of which it is a part becomes effective, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (excluding any information provided by the Distributor in writing for inclusion in the Prospectus). The Distributor agrees and warrants that it will not in the sale of shares use any Prospectus, advertising or sales literature not approved by the Fund or its officers nor make any untrue statement of a material fact nor omit the stating of a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading. The Distributor agrees to indemnify and hold the Fund harmless from any and all loss, expense, damage and liability resulting from a breach of the agreements and warranties contained in this Section, or from the use of any sales literature, information, statistics or other aid or device employed in connection with the sale of shares.

24. The expense of each printing of each Prospectus and each revision thereof or addition thereto deemed necessary by the Fund’s officers to meet the requirements of applicable laws shall be divided between the Fund, the Distributor and any other principal underwriter of the shares of the Fund as follows:

(a) the Fund shall pay the typesetting and make-ready charges;

(b) the printing charges shall be prorated between the Fund, the Distributor, and any other principal underwriter(s) in accordance with the number of copies each receives; and

(c) expenses incurred in connection with the foregoing, other than to meet the requirements of the Securities Act of 1933, as amended, or other applicable laws, shall be borne by the Distributor, except in the event such incremental expenses are incurred at the request of any other principal underwriter(s), in which case such incremental expenses shall be borne by the principal underwriter(s) making the request.

25. The Fund agrees to use its best efforts to qualify and maintain the qualification of an appropriate number of the shares of each series or class it offers for sale under the securities laws of such states as the Distributor and the Fund may approve. Any such qualification for any series or class may be withheld, terminated or withdrawn by the Fund at any time in its discretion. The expense of qualification and maintenance of qualification shall be borne by the Fund, but the Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Fund or its counsel in connection with such qualifications.

26. The Fund may withhold shares of any series or class from sale to any person or persons or in any jurisdiction temporarily or permanently if, in the opinion of its counsel, such offer or sale would be contrary to law or if the Trustees or the President or any Vice President of the Fund determines that such offer or sale is not in the best interest of the Fund. The Fund will give prompt notice to the Distributor of any withholding and will indemnify it against any loss suffered by the Distributor as a result of such withholding by reason of non-delivery of shares of any series or class after a good faith confirmation by the Distributor of sales thereof prior to receipt of notice of such withholding.

27. (a) This Agreement may be terminated at any time, without payment of any penalty, as to the Fund or any series on sixty (60) days written notice by the Distributor to the Fund.

(b) This Agreement may be terminated as to the Fund or any series or class by either party upon five (5) days written notice to the other party in the event that the Securities and Exchange Commission has issued an order or obtained an injunction or other court order suspending effectiveness of the Registration Statement covering the shares of the Fund or such series or class.

(c) This Agreement may be terminated as to the Fund or any series or class by the Fund upon five (5) days written notice to the Distributor provided either of the following events has occurred:

(i) FINRA has expelled the Distributor or suspended its membership in that organization; or

(ii) the qualification, registration, license or right of the Distributor to sell shares of any series in a particular state has been suspended or canceled by the State of California or any other state in which sales of the shares of the Fund or such series during the most recent 12-month period exceeded 10% of all shares of such series sold by the Distributor during such period.

(d) This Agreement may be terminated as to the Fund or any series or class at any time on sixty (60) days written notice to the Distributor without the payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or such series or class.

28. This Agreement shall not be assignable by either party hereto and in the event of assignment shall automatically terminate forthwith. The term “assignment” shall have the meaning set forth in the 1940 Act. Notwithstanding this Section, this Agreement, with respect to the Fund’s Class B and Class 529-B shares, has been approved in accordance with Section 31 in anticipation of the Distributor’s transfer of its Allocable Portion of Distribution Fees and CDSCs (but not its obligations under this Agreement) to a third-party pursuant to a “Purchase and Sale Agreement” in order to raise funds to cover distribution expenditures, and such transfer will not cause a termination of this Agreement. If Distributor determines to transfer its Allocable Portion of Distribution Fees and CDSCs in respect of Class C or Class 529-C shares to a third party, such transfer shall not cause a termination of this Agreement.

29. No provision of this Agreement shall protect or purport to protect the Distributor against any liability to the Fund or holders of its shares for which the Distributor would otherwise be liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Distributor’s obligations under this Agreement.

30. This Agreement shall become effective on December 14, 2012. Unless sooner terminated in accordance with the other provisions hereof, this Agreement shall continue in effect until March 31, 2014 and shall continue in effect from year to year thereafter but only so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Independent Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of either a majority of the entire Board of Trustees of the Fund or a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund.

31. If the Fund shall at any time issue shares in more than one series or class, this Agreement shall take effect with respect to such series or class of the Fund which may be established in the future at such time as it has been approved as to such series or class by vote of the Board of Trustees and the Independent Trustees in accordance with Section 30. The Agreement as approved with respect to any series or class shall specify the compensation payable to the Distributor pursuant to Sections 11 through 21, as well as any provisions which may differ from those herein with respect to such series, subject to approval in writing by the Distributor.

32. This Agreement may be approved, amended, continued or renewed with respect to a series or class as provided herein notwithstanding such approval, amendment, continuance or renewal has not been effected with respect to any one or more other series or class of the Fund.

33. This Agreement shall be construed under and shall be governed by the laws of the State of California, and the parties hereto agree that proper venue of any action with respect hereto shall be Los Angeles County, California.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their officers thereunto duly authorized, as of December 5, 2012.

	AMERICAN FUNDS		AMERICAN FUNDS GLOBAL
	DISTRIBUTORS, INC.		HIGH-INCOME OPPORTUNITIES FUND

By:		By:
	Kevin G. Clifford		Robert H. Neithart
	President and		President and
	Chief Executive Officer		Principal Executive Officer

By:		By:
	Timothy W. McHale		Courtney R. Taylor
	Secretary		Secretary

SCHEDULE A

to the

Principal Underwriting Agreement

ALLOCATION SCHEDULE

The following relates solely to Class B shares.

The Distributor’s Allocable Portion of Distribution Fees and CDSCs in respect of Class B shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class B shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class B shares shall be allocated among the Distributor and any successor distributor (“Successor Distributor”) in accordance with this Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the “Distribution Agreement”), of which this Schedule is a part. As used herein the following terms shall have the meanings indicated:

“Commission Share” means each B share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any B share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

“Date of Original Issuance” means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

“Free Share” means, in respect of a Fund, each B share of the Fund, other than a Commission Share (including, without limitation, any B share issued in connection with the reinvestment of dividends or capital gains).

“Inception Date” means in respect of a Fund, the first date on which the Fund issued shares.

“Net Asset Value” means the net asset value determined as set forth in the Prospectus of each Fund.

“Omnibus Share” means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account (“Omnibus Selling Agents”). If, subsequent to the Successor Distributor becoming exclusive distributor of the Class B shares, the Distributor reasonably determines that the transfer agent is able to track all Commission

Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner that NonOmnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I: ATTRIBUTION OF CLASS B SHARES

Class B shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1) Commission Shares other than Omnibus Shares:

(a) Commission Shares that are not Omnibus Shares (“Non-Omnibus Commission Shares”) attributed to the Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class B shares of the Fund.

(b) Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class B shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class B shares of the Fund.

(c) A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the “Redeeming Fund”) in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2) Free Shares:

Free Shares that are not Omnibus Shares (“Non-Omnibus Free Shares”) of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3) Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

(1) CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2) CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1) The portion of the aggregate Distribution Fee accrued in respect of all Class B shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

(A + C)/2

(B + D)/2

where:

A = The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B = The aggregate Net Asset Value of all Class B shares of a Fund at the beginning of such calendar month

C = The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D = The aggregate Net Asset Value of all Class B shares of a Fund at the end of such calendar month

(2) If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class B shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class B shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)

where:

A = Average Net Asset Value of all such Class B shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B = Total average Net Asset Value of all such Class B shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR’S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR’S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor’s contract, any distribution plan, any prospectus, the NASD Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor’s Allocable Portion or any Successor Distributor’s Allocable Portion had no such change occurred, the definitions of the Distributor’s Allocable Portion and/or the Successor Distributor’s Allocable Portion in respect of the Class B shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor’s contract, distribution plan, prospectus or the NASD Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

SCHEDULE B

to the

Principal Underwriting Agreement

ALLOCATION SCHEDULE

The following relates solely to Class C shares.

The Distributor’s Allocable Portion of Distribution Fees and CDSCs in respect of Class C shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class C shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class C shares shall be allocated among the Distributor and any successor distributor (“Successor Distributor”) in accordance with this Schedule. At such time as the Distributor’s Allocable Portion of the Distribution Fees equals zero, the Successor Distributor shall become the Distributor for purposes of this Allocation Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the “Distribution Agreement”), of which this Schedule is a part. As used herein the following terms shall have the meanings indicated:

“Commission Share” means each C share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any C share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

“Date of Original Issuance” means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

“Free Share” means, in respect of a Fund, each C share of the Fund, other than a Commission Share (including, without limitation, any C share issued in connection with the reinvestment of dividends or capital gains).

“Inception Date” means in respect of a Fund, the first date on which the Fund issued shares.

“Net Asset Value” means the net asset value determined as set forth in the Prospectus of each Fund.

“Omnibus Share” means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account (“Omnibus Selling Agents”). If, subsequent to the Successor Distributor becoming exclusive distributor of the Class C shares, the Distributor reasonably determines that the transfer agent is able to track all Commission

Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner as Non-Omnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I: ATTRIBUTION OF CLASS C SHARES

Class C shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1) Commission Shares other than Omnibus Shares:

(a) Commission Shares that are not Omnibus Shares (“Non-Omnibus Commission Shares”) attributed to the Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

(b) Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class C shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

(c) A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the “Redeeming Fund”) in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2) Free Shares:

Free Shares that are not Omnibus Shares (“Non-Omnibus Free Shares”) of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3) Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

(1) CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2) CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1) The portion of the aggregate Distribution Fee accrued in respect of all Class C shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

(A + C)/2

(B + D)/2

where:

A = The aggregate Net Asset Value of all Class C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B = The aggregate Net Asset Value of all Class C shares of a Fund at the beginning of such calendar month

C = The aggregate Net Asset Value of all Class C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D = The aggregate Net Asset Value of all Class C shares of a Fund at the end of such calendar month

(2) If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class C shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class C shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)

where:

A = Average Net Asset Value of all such Class C shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B = Total average Net Asset Value of all such Class C shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR’S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR’S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor’s contract, any distribution plan, any prospectus, the NASD Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor’s Allocable Portion or any Successor Distributor’s Allocable Portion had no such change occurred, the definitions of the Distributor’s Allocable Portion and/or the Successor Distributor’s Allocable Portion in respect of the Class C shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor’s contract, distribution plan, prospectus or the NASD Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

SCHEDULE C

to the

Principal Underwriting Agreement

ALLOCATION SCHEDULE

The following relates solely to Class 529-B shares.

The Distributor’s Allocable Portion of Distribution Fees and CDSCs in respect of Class 529-B shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class 529-B shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class 529-B shares shall be allocated among the Distributor and any successor distributor (“Successor Distributor”) in accordance with this Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the “Distribution Agreement”), of which this Schedule is a part. As used herein the following terms shall have the meanings indicated:

“Commission Share” means each 529-B share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any 529-B share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

“Date of Original Issuance” means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

“Free Share” means, in respect of a Fund, each 529-B share of the Fund, other than a Commission Share (including, without limitation, any 529-B share issued in connection with the reinvestment of dividends or capital gains).

“Inception Date” means in respect of a Fund, the first date on which the Fund issued shares.

“Net Asset Value” means the net asset value determined as set forth in the Prospectus of each Fund.

“Omnibus Share” means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account (“Omnibus Selling Agents”). If, subsequent to the Successor Distributor becoming exclusive distributor of the Class 529-B shares, the Distributor reasonably determines that the transfer agent is able to track all

Commission Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner that Non-Omnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I: ATTRIBUTION OF CLASS 529-B SHARES

Class 529-B shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1) Commission Shares other than Omnibus Shares:

(a) Commission Shares that are not Omnibus Shares (“Non-Omnibus Commission Shares”) attributed to the Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class 529-B shares of the Fund.

(b) Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class 529-B shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class 529-B shares of the Fund.

(c) A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the “Redeeming Fund”) in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2) Free Shares:

Free Shares that are not Omnibus Shares (“Non-Omnibus Free Shares”) of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3) Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

(1) CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2) CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1) The portion of the aggregate Distribution Fee accrued in respect of all Class 529-B shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

(A + C)/2

(B + D)/2

where:

A = The aggregate Net Asset Value of all Class 529-B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B = The aggregate Net Asset Value of all Class 529-B shares of a Fund at the beginning of such calendar month

C = The aggregate Net Asset Value of all Class 529-B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D = The aggregate Net Asset Value of all Class 529-B shares of a Fund at the end of such calendar month

(2) If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class 529-B shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class 529-B shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)

where:

A = Average Net Asset Value of all such Class 529-B shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B = Total average Net Asset Value of all such Class 529-B shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR’S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR’S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor’s contract, any distribution plan, any prospectus, the NASD Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor’s Allocable Portion or any Successor Distributor’s Allocable Portion had no such change occurred, the definitions of the Distributor’s Allocable Portion and/or the Successor Distributor’s Allocable Portion in respect of the Class 529-B shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor’s contract, distribution plan, prospectus or the NASD Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

SCHEDULE D

to the

Principal Underwriting Agreement

ALLOCATION SCHEDULE

The following relates solely to Class 529-C shares.

The Distributor’s Allocable Portion of Distribution Fees and CDSCs in respect of Class 529-C shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class 529-C shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class 529-C shares shall be allocated among the Distributor and any successor distributor (“Successor Distributor”) in accordance with this Schedule. At such time as the Distributor’s Allocable Portion of the Distribution Fees equals zero, the Successor Distributor shall become the Distributor for purposes of this Allocation Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the “Distribution Agreement”), of which this Schedule is a part. As used herein the following terms shall have the meanings indicated:

“Commission Share” means each 529-C share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any 529-C share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

“Date of Original Issuance” means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

“Free Share” means, in respect of a Fund, each 529-C share of the Fund, other than a Commission Share (including, without limitation, any 529-C share issued in connection with the reinvestment of dividends or capital gains).

“Inception Date” means in respect of a Fund, the first date on which the Fund issued shares.

“Net Asset Value” means the net asset value determined as set forth in the Prospectus of each Fund.

“Omnibus Share” means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account (“Omnibus Selling Agents”). If, subsequent to the Successor Distributor becoming exclusive distributor of the Class 529-C shares, the Distributor reasonably determines that the transfer agent is able to track all

Commission Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner that Non-Omnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I: ATTRIBUTION OF CLASS 529-C SHARES

Class 529-C shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1) Commission Shares other than Omnibus Shares:

(a) Commission Shares that are not Omnibus Shares (“Non-Omnibus Commission Shares”) attributed to the Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class 529-C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

(b) Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class 529-C shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class 529-C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

(c) A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the “Redeeming Fund”) in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2) Free Shares:

Free Shares that are not Omnibus Shares (“Non-Omnibus Free Shares”) of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3) Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

(1) CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2) CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1) The portion of the aggregate Distribution Fee accrued in respect of all Class 529-C shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

(A + C)/2

(B + D)/2

where:

A = The aggregate Net Asset Value of all Class 529-C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B = The aggregate Net Asset Value of all Class 529-C shares of a Fund at the beginning of such calendar month

C = The aggregate Net Asset Value of all Class 529-C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D = The aggregate Net Asset Value of all Class 529-C shares of a Fund at the end of such calendar month

(2) If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class 529-C shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class 529-C shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)

where:

A = Average Net Asset Value of all such Class 529-C shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B = Total average Net Asset Value of all such Class 529-C shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR’S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR’S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor’s contract, any distribution plan, any prospectus, the NASD Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor’s Allocable Portion or any Successor Distributor’s Allocable Portion had no such change occurred, the definitions of the Distributor’s Allocable Portion and/or the Successor Distributor’s Allocable Portion in respect of the Class 529-C shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor’s contract, distribution plan, prospectus or the NASD Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, California 90071

(800) 421 9900 Extension 4

April 2012

To Our Dealer Friends,

As you may know, American Funds recently announced plans to introduce a series of eight funds, American Funds Portfolio Series.  Each fund in American Funds Portfolio Series will seek its investment objective by investing in a combination of American Funds.  American Funds Portfolio Series will be available for sale to the public beginning May 18, 2012.

The purpose of this notice is to amend your Selling Group Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Portfolio Series.

In consideration of the foregoing, the Agreement is amended as follows, effective May 18, 2012:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects.  You need not sign this amendment; any order for fund shares received by us beginning May 18, 2012 shall be deemed an acceptance of this amendment to your Agreement.  Of course, even if your Agreement is automatically amended to reflect these new terms, you are not obligated to sell the new funds.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford

President

Schedule A

May 18, 2012

(supersedes all previous versions of Schedule A – last version dated February 1, 2011)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Global Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

American Funds Portfolio Series

     American Funds Balanced Portfolio

     American Funds Global Growth Portfolio

     American Funds Growth and Income Portfolio

     American Funds Growth Portfolio

     American Funds Income Portfolio

	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Portfolio Series American Funds Tax-Advantaged Income Portfolio	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

Schedule A

May 18, 2012

(supersedes all previous versions of Schedule A – last version dated February 1, 2011)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 3
American Funds Portfolio Series American Funds Preservation Portfolio American Funds Tax-Exempt Preservation Portfolio	● ●	e e	● ●	e e	● na	● na	● na	● na	● na	● na	● na	● na	● na	● na
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

●       Share class is available

e      Share class is available for exchanges only

na      Share class is not available

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, California 90071

(800) 421-3118

August 2012

To Our Dealer Friends,

As you may know, American Funds recently announced plans to introduce American Funds College Target Date Series (the “Series”) to the American Funds family.  The Series is comprised of seven funds of funds designed for investors saving for college.  The Series will be offered through the CollegeAmerica Program and be available for sale to the public beginning September 14, 2012.  The purpose of this notice is to amend your Selling Group Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of the Series.

As compared to other American Funds, the Series will have a new concession schedule for Class 529-A shares that provides a maximum dealer concession of 3.50% on investments for all funds in the Series except American Funds College Enrollment Fund.  The College Enrollment Fund will have a maximum dealer concession of 2.00% on investments. As a result of the new Class 529-A concession schedule, we are creating a new category of compensation for purposes of the Agreement.  These changes are detailed in the Agreement amendment below.

In consideration of the foregoing, the Agreement is amended as follows effective September 14, 2012:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.
2.	A concession schedule for the new Category 5 Funds is added to the Agreement as follows:

On sales of Class 529-A shares of Funds listed in Category 5 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

Purchases	Concession as Percentage of Offering Price	Sales Charge as Percentage of Offering Price
Less than $100,000	3.50%	4.25%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See Agreement	None

*           *           *           *           *

The Agreement remains unchanged in all other respects.  You need not sign this amendment; any order for fund shares received by us beginning September 14, 2012 shall be deemed an acceptance of this amendment to your Agreement.  Of course, even if your Agreement is automatically amended to reflect these new terms, you are not obligated to sell the new funds.  If you have any questions related to the amendment, please contact us at (800) 421-3118.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford

President

Schedule A

September 14, 2012

 (supersedes all previous versions of Schedule A – last version dated May 18, 2012)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Global Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

American Funds Portfolio Series

American Funds Balanced Portfolio

American Funds Global Growth Portfolio

American Funds Growth and Income Portfolio

American Funds Growth Portfolio

American Funds Income Portfolio

	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Portfolio Series American Funds Tax-Advantaged Income Portfolio	l	e	l	e	na	na	na	na	na	na	na	na	na	na
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

Schedule A

September 14, 2012

 (supersedes all previous versions of Schedule A – last version dated May 18, 2012)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 3
American Funds College Enrollment Fund	na	na	na	na	●	e	●	●	na	na	na	na	na	na
American Funds Portfolio Series American Funds Preservation Portfolio American Funds Tax-Exempt Preservation Portfolio	l l	e e	l l	e e	l na	l na	l na	l na	l na	l na	l na	l na	l na	l na
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 5
American Funds College Target Date Series (all funds except American Funds College Enrollment Fund)	na	na	na	na	●	e	●	●	na	na	na	na	na	na

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, California 90071

(800) 421 9900 Extension 4

April 2012

Ladies and Gentlemen,

As you may know, American Funds recently announced plans to introduce a series of eight funds, American Funds Portfolio Series.  Each fund in American Funds Portfolio Series will seek its investment objective by investing in a combination of American Funds.  American Funds Portfolio Series will be available for sale to the public beginning May 18, 2012.

The purpose of this notice is to amend your Bank/Trust Company Selling Group Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Portfolio Series.

In consideration of the foregoing, the Agreement is amended as follows, effective May 18, 2012:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects.  You need not sign this amendment; any order for fund shares received by us beginning May 18, 2012 shall be deemed an acceptance of this amendment to your Agreement.  Of course, even if your Agreement is automatically amended to reflect these new terms, you are not obligated to sell the new funds.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford

President

Schedule A

May 18, 2012

(supersedes all previous versions of Schedule A – last version dated February 1, 2011)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Global Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

American Funds Portfolio Series

     American Funds Balanced Portfolio

     American Funds Global Growth Portfolio

     American Funds Growth and Income Portfolio

     American Funds Growth Portfolio

     American Funds Income Portfolio

	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Portfolio Series American Funds Tax-Advantaged Income Portfolio	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

Schedule A

May 18, 2012

(supersedes all previous versions of Schedule A – last version dated February 1, 2011)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 3
American Funds Portfolio Series American Funds Preservation Portfolio American Funds Tax-Exempt Preservation Portfolio	● ●	e e	● ●	e e	● na	● na	● na	● na	● na	● na	● na	● na	● na	● na
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

●       Share class is available

e      Share class is available for exchanges only

na      Share class is not available

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, California 90071

(800) 421-3118

August 2012

Ladies and Gentlemen,

As you may know, American Funds recently announced plans to introduce American Funds College Target Date Series (the “Series”) to the American Funds family.  The Series is comprised of seven funds of funds designed for investors saving for college.  The Series will be offered through the CollegeAmerica Program and be available for sale to the public beginning September 14, 2012.  The purpose of this notice is to amend your Bank/Trust Company Selling Group Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of the Series.

As compared to other American Funds, the Series will have a new concession schedule for Class 529-A shares that provides a maximum dealer concession of 3.50% on investments for all funds in the Series except American Funds College Enrollment Fund.  The College Enrollment Fund will have a maximum dealer concession of 2.00% on investments. As a result of the new Class 529-A concession schedule, we are creating a new category of compensation for purposes of the Agreement.  These changes are detailed in the Agreement amendment below.

In consideration of the foregoing, the Agreement is amended as follows effective September 14, 2012:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.
2.	A concession schedule for the new Category 5 Funds is added to the Agreement as follows:

On sales of Class 529-A shares of Funds listed in Category 5 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

Purchases	Concession as Percentage of Offering Price	Sales Charge as Percentage of Offering Price
Less than $100,000	3.50%	4.25%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See Agreement	None

*           *           *           *           *

The Agreement remains unchanged in all other respects.  You need not sign this amendment; any order for fund shares received by us beginning September 14, 2012 shall be deemed an acceptance of this amendment to your Agreement.  Of course, even if your Agreement is automatically amended to reflect these new terms, you are not obligated to sell the new funds.  If you have any questions related to the amendment, please contact us at (800) 421-3118.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford

President

Schedule A

September 14, 2012

 (supersedes all previous versions of Schedule A – last version dated May 18, 2012)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Global Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

American Funds Portfolio Series

American Funds Balanced Portfolio

American Funds Global Growth Portfolio

American Funds Growth and Income Portfolio

American Funds Growth Portfolio

American Funds Income Portfolio

	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Portfolio Series American Funds Tax-Advantaged Income Portfolio	l	e	l	e	na	na	na	na	na	na	na	na	na	na
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

Schedule A

September 14, 2012

 (supersedes all previous versions of Schedule A – last version dated May 18, 2012)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 3
American Funds College Enrollment Fund	na	na	na	na	●	e	●	●	na	na	na	na	na	na
American Funds Portfolio Series American Funds Preservation Portfolio American Funds Tax-Exempt Preservation Portfolio	l l	e e	l l	e e	l na	l na	l na	l na	l na	l na	l na	l na	l na	l na
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 5
American Funds College Target Date Series (all funds except American Funds College Enrollment Fund)	na	na	na	na	●	e	●	●	na	na	na	na	na	na

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, California 90071

(800) 421 9900 Extension 4

April 2012

Ladies and Gentlemen,

As you may know, American Funds recently announced plans to introduce a series of eight funds, American Funds Portfolio Series.  Each fund in American Funds Portfolio Series will seek its investment objective by investing in a combination of American Funds.  American Funds Portfolio Series will be available for sale to the public beginning May 18, 2012.

The purpose of this notice is to amend your Class F Share Participation Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Portfolio Series.

In consideration of the foregoing, the Agreement is amended as follows, effective May 18, 2012:

1.	The list of funds on Schedule A to the Agreement is replaced in its entirety by the new list of funds attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects.  You need not sign this amendment; any order for fund shares received by us beginning May 18, 2012 shall be deemed an acceptance of this amendment to your Agreement.  Of course, even if your Agreement is automatically amended to reflect these new terms, you are not obligated to sell the new funds.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford

President

LIST OF FUNDS

May 18, 2012

(supersedes all previous versions)

AMCAP Fund	The Growth Fund of America
American Balanced Fund	The Income Fund of America
American Funds Global Balanced Fund	Intermediate Bond Fund of America
American Funds Portfolio Series	International Growth and Income Fund
American Funds Money Market Fund	The Investment Company of America
American Funds Mortgage Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Short-Term Tax-Exempt Bond Fund	The New Economy Fund
American Funds Tax-Exempt Fund of New York	New Perspective Fund
American High-Income Municipal Bond Fund	New World Fund
American High-Income Trust	Short-Term Bond Fund of America
American Mutual Fund	SMALLCAP World Fund
The Bond Fund of America	The Tax-Exempt Bond Fund of America
Capital Income Builder	The Tax-Exempt Fund of California
Capital World Bond Fund	The Tax-Exempt Fund of Maryland
Capital World Growth and Income Fund	The Tax-Exempt Fund of Virginia
EuroPacific Growth Fund	U.S. Government Securities Fund
Fundamental Investors	Washington Mutual Investors Fund

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, California 90071

(800) 421 9900 Extension 4

April 2012

Ladies and Gentlemen,

As you may know, American Funds recently announced plans to introduce a series of eight funds, American Funds Portfolio Series.  Each fund in American Funds Portfolio Series will seek its investment objective by investing in a combination of American Funds.  American Funds Portfolio Series will be available for sale to the public beginning May 18, 2012.

The purpose of this notice is to amend your Bank/Trust Company Participation Agreement for Class F Shares (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Portfolio Series.

In consideration of the foregoing, the Agreement is amended as follows, effective May 18, 2012:

1.	The list of funds on Schedule A to the Agreement is replaced in its entirety by the new list of funds attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects.  You need not sign this amendment; any order for fund shares received by us beginning May 18, 2012 shall be deemed an acceptance of this amendment to your Agreement.  Of course, even if your Agreement is automatically amended to reflect these new terms, you are not obligated to sell the new funds.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford

President

LIST OF FUNDS

May 18, 2012

(supersedes all previous versions)

AMCAP Fund	The Growth Fund of America
American Balanced Fund	The Income Fund of America
American Funds Global Balanced Fund	Intermediate Bond Fund of America
American Funds Portfolio Series	International Growth and Income Fund
American Funds Money Market Fund	The Investment Company of America
American Funds Mortgage Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Short-Term Tax-Exempt Bond Fund	The New Economy Fund
American Funds Tax-Exempt Fund of New York	New Perspective Fund
American High-Income Municipal Bond Fund	New World Fund
American High-Income Trust	Short-Term Bond Fund of America
American Mutual Fund	SMALLCAP World Fund
The Bond Fund of America	The Tax-Exempt Bond Fund of America
Capital Income Builder	The Tax-Exempt Fund of California
Capital World Bond Fund	The Tax-Exempt Fund of Maryland
Capital World Growth and Income Fund	The Tax-Exempt Fund of Virginia
EuroPacific Growth Fund	U.S. Government Securities Fund
Fundamental Investors	Washington Mutual Investors Fund